CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Stephen C. Rogers, President of California Investment Trust II (the "Registrant"), certify, to the officer's knowledge, that:

      1. The Form N-CSR of the Registrant to which this certification is furnished as an exhibit (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:    November 9, 2005                           /s/ Stephen C. Rogers
                                                    ----------------------------
                                                    Stephen C. Rogers, President
                                                    (chief executive officer)



I, Christopher P. Browne, Treasurer of California Investment Trust II (the "Registrant"), certify, to the officer's knowledge, that:

      1. The Form N-CSR of the Registrant to which this certification is furnished as an exhibit (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    November 9, 2005                       /s/ Christopher P. Browne
                                                --------------------------------
                                                Christopher P. Browne, Treasurer
                                                (chief financial officer)